UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 22, 2023

Biofrontera Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40943	47-3765675
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Presidential Way, Suite 330 Woburn, Massachusetts	01801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 245-1325

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	BFRI	The Nasdaq Stock Market LLC
Preferred Stock Purchase Rights		The Nasdaq Stock Market LLC
Warrants, each warrant exercisable for one share of common stock, each at an exercise price of $5.00 per share	BFRIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (the “Exchange Act”) (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On May 23, 2023, Biofrontera Inc. (the “Company”) notified Nasdaq that, as a result of the resignation of Loretta Wedge as a member of the Board of Directors (the “Board”) of the Company and as chairperson of the Audit Committee, as described below, the Company was no longer in compliance with Nasdaq Listing Rule 5605(c)(2)(A), which requires that the audit committee of a listed company be composed of at least three independent directors and that at least one member of the audit committee is a financial expert.

On May 25, 2023, John Borer, a member of the Board, was appointed to the audit committee. The Board has determined that Mr. Borer is an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K promulgated under the Securities Act of 1933, as amended, and that, as of January 1, 2023, Mr. Borer is deemed “independent” under the additional, more stringent requirements under the Nasdaq rules for purposes of audit committee membership.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of Hermann Luebbert as Chief Executive Officer

On May 25, 2023, the Board appointed Hermann Luebbert, the Company’s current Executive Chairman, to succeed Erica Monaco as the Company’s Chief Executive Officer as part of the transition of management responsibilities following the resignation of Ms. Monaco previously reported by the Company. Prof. Dr. Luebbert will also continue to serve on the Board as its Chairman.

There are no arrangements or understandings between Prof. Dr. Luebbert and any other persons pursuant to which Prof. Dr. Luebbert was selected as the Chief Executive Officer of the Company. Prof. Dr. Luebbert’s biography, the material terms of his employment and any related party transactions are set forth in Items 10, 11 and 13, respectively, of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 which was filed with the Securities and Exchange Commission (the “Commission”) on March 13, 2023 and are incorporated by reference herein. Prof. Dr. Luebbert’s compensation arrangements will not change with his appointment as Chief Executive Officer.

Severance Agreement with Erica Monaco

As previously reported on a Current Report on Form 8-K filed with the Commission on May 12, 2023, Erica Monaco, notified the Board of her decision to resign as Chief Executive Officer of the Company. On May 25, 2023, the Company and Ms. Monaco entered into a separation agreement (the “Separation Agreement”) pursuant to which it was agreed that Ms. Monaco would step down as Chief Executive Officer effective on May 26, 2023 (the “Separation Date”).

Following the Separation Date, and subject to her execution and non-revocation of the Separation Agreement in accordance with its terms, Ms. Monaco is entitled to a severance payment of $450,000 less any amounts paid to her as part of her regular salary between May 8, 2023 and the Separation Date. The severance is in addition to money that will be paid to Ms. Monaco for earned leave and reimbursable business expenses. The severance amount will be paid in bi-weekly installments until January 2024, at which point any remaining severance will be paid in one lump sum payment. After the Separation Date, there will be no further vesting of any stock options held by Ms. Monaco and any vested options that are not exercised within 90 days of the Separation Date will expire and be canceled.

Pursuant to the Separation Agreement, Ms. Monaco has agreed to not solicit any of the Company’s employees, vendors, suppliers or other third parties and to not compete with the Company, in each case, for a period of one year from the effective date of the Separation Agreement. The Separation Agreement also includes customary confidentiality provisions and general release of claims.

Resignation of Loretta Wedge

On May 22, 2023, the Company received a letter (the “Resignation Letter”) from Loretta Wedge tendering her resignation as a member of the Board. Ms. Wedge’s resignation was accepted by the Board upon receipt of her Resignation Letter. Prior to her resignation, Ms. Wedge was the chairperson of the Audit Committee and a member of the Compensation Committee.

In the Resignation Letter, Ms. Wedge stated that she is resigning from her position as a director of the Company because, among other things, she has disagreed with the Board with respect to (i) the Board’s plans for the management transition following the resignation of Erica Monaco as Chief Executive Officer of the Company and (ii) certain aspects of the Company’s strategic and operational direction.

The Company and the continuing members of the Board take exception to the comments made by Ms. Wedge about the Board in the Resignation Letter. In particular, they disagree with her characterization of the financial trends of the Company, the activity of the Board and committees of the Board and the conduct of the Board during meetings. Furthermore, the Company notes it is continually reviewing strategic opportunities and has no further information to announce at this time.

A copy of the Resignation Letter is included as Exhibit 17.1 to this Current Report on Form 8-K. The Company has provided a copy of the disclosures it is making in this Item 5.02 regarding her resignation to Ms. Wedge no later than the day of filing this Current Report on Form 8-K with the Commission and the Company will file any responses timely received from him pursuant to Item 5.02(a)(3) of Form 8-K.

Cautionary Note

IN THE INTERESTS OF FULL AND COMPLETE DISCLOSURE, THE RESIGNATION LETTER IS BEING FILED IN EXACTLY THE FORM IN WHICH IT WAS PROVIDED TO THE COMPANY, WITHOUT REDACTION OR MODIFICATION OF ANY KIND. THE COMPANY WISHES TO EMPHASIZE THAT THE RESIGNATION LETTER REFLECTS ONLY THE THOUGHTS AND BELIEFS OF MS. WEDGE, WHICH MAY OR MAY NOT CORRESPOND WITH THE THOUGHTS AND BELIEFS OF ANY REPRESENTATIVE OF THE COMPANY, AND MANY OF WHICH ARE EXPRESSLY CONTRARY TO THE THOUGHTS AND BELIEFS OF THE COMPANY’S MANAGEMENT AND TO THE FACTS RELEVANT TO THE VARIOUS ISSUES. AS A RESULT, THE COMPANY TAKES NO RESPONSIBILITY FOR THE CONTENTS OF THE RESIGNATION LETTER, INCLUDING ANY RESPONSIBILITY THAT MAY ARISE IN CONNECTION WITH ANY OF THE FORWARD-LOOKING STATEMENTS CONTAINED IN THE RESIGNATION LETTER. STOCKHOLDERS AND INVESTORS ARE STRONGLY ENCOURAGED TO RELY ONLY ON THE INFORMATION ABOUT THE COMPANY CONTAINED IN THE COMPANY’S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE COMPANY’S MOST RECENT ANNUAL REPORT ON FORM 10-K, QUARTERLY REPORTS ON FORM 10-Q AND CURRENT REPORTS ON FORM 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 22, 2023, the Company held virtually a Special Meeting of Shareholders (the “Special Meeting”) in which shareholders voted on two proposals and casted their votes as described below. Details of the proposals are described in Proxy Statement filed with the Securities and Exchange Commission on April 21, 2023. There were present at the Special Meeting, represented by proxy or in person, holders of 15,573,570 shares of the Company’s common stock, constituting a quorum.

No other matters were considered and voted on by the stockholders at the Special Meeting.

The Company’s independent inspector of election reported the final vote of the stockholders as follows:

1. Approval of amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Amendment”) to (i) effect a reverse split at a ratio of not less than 1-for-5 and not greater than 1-for-25 and (ii) if and when the reverse stock split is effected, to decrease the number of authorized shares of the Company’s common stock in the same ratio as is selected for the reverse stock split

For	Against	Abstain	Broker Non-Votes
14,255,445	1,295,688	22,437	0

As a result, the Amendment was duly approved by the Company’s stockholders representing a majority of the then outstanding shares of the Company’s common stock entitled to vote at the Special Meeting. The final decision of whether to proceed with the Amendment, and shall be determined by our board of directors, in its discretion, at any time prior to August 23, 2023, the deadline for regaining compliance with Nasdaq Listing Rule 5550(a)(2).

2. Approval of proposal to adjourn the Special Meeting to a later date or dates to permit further solicitation and vote of proxies in the event there are insufficient votes for the approval of the reverse stock s

For	Against	Abstain	Broker Non-Votes
14,804,169	734,168	35,233	0

As a result, the proposal was approved by a majority of the votes cast at the meeting. However, the proposal is moot since the Amendment was duly approved at the Special Meeting.

Forward Looking Statements

Certain statements in this Current Report on Form 8-K may constitute “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995, as amended to date. These statements include, but are not limited to, statements relating to the planned transition of management responsibilities, the Company’s strategic opportunities and the possible implementation of a reverse stock split. We have based these forward-looking statements on our current expectations and projections about future events, nevertheless, actual results or events could differ materially from the plans, intentions and expectations disclosed in, or implied by, the forward-looking statements we make. These risks and uncertainties, many of which are beyond our control, including, but not limited to, the impact of any extraordinary external events; any changes in the Company’s relationship with its licensors; the ability of the Company’s licensors to fulfill their obligations to the Company in a timely manner; the Company’s ability to achieve and sustain profitability; whether the current global disruptions in supply chains will impact the Company’s ability to obtain and distribute its licensed products; changes in the practices of healthcare providers, including any changes to the coverage, reimbursement and pricing for procedures using the Company’s licensed products; the uncertainties inherent in the initiation and conduct of clinical trials; availability and timing of data from clinical trials; whether results of earlier clinical trials or trials of Ameluz® in combination with BF-RhodoLED® in different disease indications or product applications will be indicative of the results of ongoing or future trials; uncertainties associated with regulatory review of clinical trials and applications for marketing approvals; whether the market opportunity for Ameluz® in combination with BF-RhodoLED® is consistent with the Company’s expectations; the Company’s ability to comply with public company requirements; the Company’s ability to regain compliance with Nasdaq continued listing standards, the Company’s ability to retain and hire key personnel; the sufficiency of cash resources and need for additional financing and other factors that may be disclosed in the Company’s filings with the SEC, which can be obtained on the SEC website at www.sec.gov. Readers are cautioned not to place undue reliance on the forward-looking statements, which speak only as of the date on which they are made and reflect management’s current estimates, projections, expectations and beliefs. The Company does not plan to update any such forward-looking statements and expressly disclaims any duty to update the information contained in this press release except as required by law.

Item 9.01 Financial Statements and Exhibits.

17.1	Resignation Letter of Loretta Wedge, dated May 22, 2023
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 26, 2023 (Date)	Biofrontera Inc. (Registrant)

/s/ E. Fred Leffler III
E. Fred Leffler III Chief Financial Officer